Property, Plant and Equipment	12 Months Ended
Sep. 30, 2013
Property, Plant and Equipment [Abstract]
Property, Plant And Equipment
7. Property, Plant and Equipment

Depreciation expense of property, plant and equipment for the years ended September 30, 2013, 2012 and 2011 was $8.6 million, $8.1 million and $7.8 million, respectively.

The Company leases certain real property, equipment and machinery under noncancelable operating leases. Rental expense under these operating leases for the years ended September 30, 2013, 2012 and 2011 was $5 million, $5 million and $8.1 million, respectively. Future aggregate minimum lease payments under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of September 30, 2013, are:

(Dollars in thousands)
Years ending September 30:
2014	$4,994
2015	4,219
2016	2,519
2017	1,472
2018 and thereafter	1,749
Total	$14,953